PERSONAL GUARANTY AGREEMENT
                           ---------------------------

     THIS GUARANTY AGREEMENT ("Guaranty Agreement") is made and entered into this 20th day of April, 2000 by Peter J. Salzano ("Guarantor"), in favor of VDC Communications, Inc. ("Lender").

                                   WITNESSETH:
                                   -----------

     WHEREAS, concurrently herewith, Rare Telephony, Inc. (f/k/a Washoe Technology Corporation) and Cash Back Rebates LD.com, Inc. Nevada and Delaware corporations respectively ("Borrower"), have executed a certain Promissory Note in favor of Lender in the stated principal amount of Two Hundred Thousand Dollars ($200,000) (the "Note"); and

     WHEREAS,  to  induce  Lender  to lend  the  Two  Hundred  Thousand  Dollars
($200,000) to Borrower, Guarantor has agreed to guarantee the Note which Guaranty is collaterally secured by certain property which is referenced in a security agreement by and between Guarantor and Lender;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

     1. Guarantor irrevocably and unconditionally, fully guarantees to Lender the full and prompt payment of the indebtedness evidenced by the Note (the "Indebtedness") at the times and according to the terms expressed.

     Guarantor agrees that if all or any part of the Indebtedness is not paid according to the tenor thereof, Guarantor shall, upon demand of Lender, pay the Indebtedness in like manner as if the Indebtedness constituted the direct and primary obligation of Guarantor as provided for herein. Guarantor's personal liability hereunder shall be IN THE FULL AMOUNT of the Indebtedness.

     2. This Guaranty Agreement is irrevocable and shall remain in full force and effect continuously from the date hereof to and until the date on which the Indebtedness is paid in full, whereupon this Guaranty Agreement shall automatically terminate ("Termination Date").

     3. Guarantor grants to Lender, in Lender's sole and absolute discretion and without notice to Guarantor, the power and authority to deal in any lawful manner with the Indebtedness and, without limiting the generality of the foregoing, the power and authority from time to time:

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         (a) To change, amend or modify the Note or any other documents relating thereto in a non-material way (collectively, the "Loan Documents");

         (b) To discharge or release any person liable under the Loan Documents;

         (c) To take and hold security for the payment of the Indebtedness and/or the performance of the other obligations guaranteed herein, and to exchange, enforce, subordinate, waive or release any such security;

         (d) To foreclose any security for the Indebtedness, and to direct the order or manner of sale of any such security as Lender in Lender's sole and absolute discretion may determine;

         (e) To grant any extensions of time, renewals or other indulgences, forbearance, waivers or releases to Borrower or any other person liable under the Loan Documents.

         (f) To accept or make compositions or other alignments or file or refrain from filing a claim in any bankruptcy proceedings of Borrower or any other person liable under the Loan Documents;

         (g) To credit payments on the Indebtedness in such manner and in such order of priority as Lender may determine in lender's sole and absolute discretion; and

         (h) To otherwise deal with Borrower or any other guarantor or person related to the Indebtedness or any security as Lender may determine in Lender's sole and absolute discretion.

     Without limiting the generality of the foregoing, Guarantor WAIVES any and all rights, benefits and defenses under law which may provide that a surety is exonerated if a creditor, without the consent of the surety, alters the original obligation of the principal in any respect, or if the creditor in any way imperils or suspends the creditor's rights against the principal.

     The liability of Guarantor shall not be terminated, affected, impaired or reduced in any way by any action taken by Lender under the foregoing provisions or any other provision hereof or by any delay, failure or refusal of Lender to exercise any right or remedy Lender may have against Borrower or any other person, including other guarantors, if any, liable for all or any part of the Indebtedness hereby guaranteed.

     4. If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Guaranty Agreement is avoided or recovered directly or indirectly from Lender as a

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preference,  fraudulent  transfer,  or otherwise,  then Guarantor's  obligations hereunder shall, to the extent of the payment avoided or recovered, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor or receipt of payment by Lender, and Guarantor's obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made, irrespective of the payment in full of the Indebtedness.


     5. To the fullest extent permitted by law, Guarantor hereby WAIVES the following rights, defenses and benefits:

         a. The defense of the statute of limitations in any action hereunder or in any action for the collection of the Indebtedness or the performance of any other obligation hereby guaranteed;

         b. Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons

         c. Except as otherwise provided herein, diligence and all demands, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional obligation or of any action or nonaction on the part of Borrower, Lender, any endorser or creditor of Borrower or of Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any Indebtedness or evidence of Indebtedness held by Lender or in connection with the Indebtedness hereby guaranteed;

         d. Any duty or obligation on Lender's part to perfect, protect, retain or enforce any security for the payment of the Indebtedness or the performance of any of the other obligations guaranteed herein;

         e. Any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of

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Borrower and of any and all circumstances bearing on the risk that liability may be incurred by Guarantor hereunder; and

         f. Any and all rights, benefits and defenses under law available to guarantors or sureties, including without limitations, any such rights, benefits or defenses which would otherwise require Lender to proceed against Borrower or any other person, or to proceed against or exhaust any security held by Lender at any time, or to first apply any security of Borrower to the discharge of the Indebtedness, or to pursue any other remedy in Lender's power before proceeding against Guarantor hereunder.

     6. Guarantor agrees that Guarantor shall have no right of subrogation, reimbursement, exoneration, contribution, indemnity, or similar right as against Borrower which would result in Guarantor being deemed a creditor of Borrower under the Federal Bankruptcy Code or any other law or for any other purpose; and Guarantor further WAIVES any and all rights, benefits and defenses under law, which may provide that a surety is entitled to the benefit of every security for the performance of the principal obligation held by the creditor.

     7. With or without notice to Guarantor and without affecting in any way Guarantor's obligation or liability hereunder for payment of the Indebtedness, Lender, in Lender's sole and absolute discretion, at any time and from time to time, and in such manner and upon such terms as Lender deems fit, may:

     a. Apply any or all payments or recoveries from Borrower or from all other guarantor or endorser under any other instrument or realized from any security, in such manner and order of priority as lender may determine in Lender's sole and absolute discretion, to any Indebtedness of Borrower to Lender, whether or not such Indebtedness is guaranteed hereby or is otherwise secured or is due at the time of such application; or

     b. Refund to Borrower any payment received by Lender upon the Indebtedness hereby guaranteed.

     8. All rights, powers and remedies of Lender hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to lender under the Loan Documents (including any other guarantees of the Indebtedness) or otherwise by law.

     9. The liability of Guarantor under this Guaranty Agreement shall be an absolute, direct, immediate and unconditional guarantee of payment and not of collection. The Indebtedness of Guarantor hereunder are independent of the Indebtedness of Borrower and are not conditioned on contingent upon the genuineness, validity, regularity or enforceability of any of the Loan Documents. In the event of any default hereunder, a separate action or actions

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may be brought and  prosecuted  against  Guarantor,  whether or not  Borrower is joined therein or a separate action or actions are brought against Borrower. Lender may enforce Lender's rights under the Guaranty Agreement without first exercising any other remedy or right that Lender may have or seeking to obtain payment or performance from Borrower, any other person (including any other guarantor) or from any collateral which Lender may hold as security for the Indebtedness. Lender may maintain successive actions for other defaults. Lender's rights hereunder shall not be exhausted by the exercise of any of Lender's rights or remedies or by any such action or by any number of successive actions. Guarantor WAIVES any and all rights, benefits and defenses under law which may generally provide that a guarantor or surety is not liable if for certain reasons there is no liability upon the part of the principal or if the principal ceases to become liable or which may generally provide that the Indebtedness of a guarantor or surety must not be larger nor more burdensome than that of the principal.

     10. Notwithstanding the fact that Borrower may be a corporation, a joint venture or a partnership, Lender is not to be concerned to see or inquire into the powers of Borrower, its directors, officers, joint ventures, partners, associates or other agents acting or purporting to act on its behalf, and Guarantor expressly waives any defense to the enforcement of this Guaranty Agreement to the effect that the transaction between Borrower and Lender is in excess of the powers of the Borrower, or shall be in any way irregular, defective or informal. Guarantor's liability hereunder shall not be affected by changes in the name of the entity or the constituent members of the entity which constitutes Borrower.

     11. It is expressly understood that the obligations of Guarantor hereunder are an additional and cumulative benefit given to Lender for Lender's security.

     12. No action based on this Guaranty Agreement shall be instituted until written demand for payment or performance, as appropriate, has been made upon Guarantor (a) upon delivery of such demand in person to Guarantor, or (b) on the next business day following deposit of an envelope containing such demand with an overnight courier service (such as United Parcel Service) for delivery to Guarantor at the address set forth next to Guarantor's signature hereon, or (c) on the second business day following deposit of an envelope containing such demand in the United States mail, postage prepaid, certified mail, return-receipt requested, addressed to Guarantor as described above. Guarantor may change Guarantor's address for such notices by giving notice of the change of address to Lender in the manner provided herein. All payments hereunder shall be made in lawful money of the United States of America. No delay in making demand on Guarantor for satisfaction of Guarantor's liabilities hereunder shall prejudice Lender's right to enforce such satisfaction.

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     13.  Guarantor  shall pay to Lender,  upon written  demand,  all reasonable attorneys' fees (including an allocable portion of in-house counsel fees) and all costs and other expenses which Lender expends or incurs in enforcing this Guaranty Agreement against Guarantor whether or not suit is filed, including, without limitation, all reasonable attorneys' fees (including an allocable portion of in-house counsel fees), costs and expenses incurred by Lender in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Borrower or Guarantor which in any way affect the exercise by Lender of Lender's rights and remedies hereunder. Until paid to Lender, such attorneys' fees (including an allocable portion of in-house counsel fees), costs and expenses shall bear interest at the highest rate of interest allowable by law.

     14. Should   any  one or more  provisions  of this  Guaranty  Agreement  be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

     15. No provision of this Guaranty Agreement or right of Lender hereunder can be waived nor shall Guarantor be released from any of Guarantor's obligations hereunder except by a writing duly executed by Lender, or unless this Guaranty Agreement terminates pursuant to its terms as set forth herein. This Guaranty Agreement may not be modified, amended, revised, changed or varied in any way whatsoever except by the express terms of a writing duly executed by Lender and Guarantor.

     16. When the context and construction so requires, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter, and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever. The word "Borrower" as used herein includes Borrower acting on behalf of itself or any estate created by the commencement of a case under the Federal Bankruptcy Code or any other insolvency, bankruptcy, reorganization or liquidation proceeding, or by any trustee under the Federal Bankruptcy Code, liquidator, sequestrator, and receiver of Borrower and Borrower's property or similar person duly appointed pursuant to any laws generally governing any insolvency, bankruptcy, reorganization, liquidation, receivership or like proceeding. If more than one person has signed this Guaranty Agreement as Guarantor, it shall be the joint and several obligation of each of them. The words "Loan Documents" as used herein include any modifications, extensions, renewals, or replacements thereof. All references to statutes herein shall include any modifications, amendments, substitutions or replacements thereof.

     17. In the event that all or any part of the Indebtedness is assigned by Lender, this Guaranty Agreement shall automatically be assigned therewith in whole or in part, as applicable, without the need of any express assignment and,

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when so assigned,  Guarantor shall be bound as above to the assignee(s)  without in any manner affecting Guarantor's liability hereunder for any part of the Indebtedness retained by Lender.

     18. Guarantor agrees, within seven (7) calendar days after request from Lender, to deliver to Lender a statement certifying that this Guaranty Agreement is in full force and effect, and that no defense of offset exists to Guarantor's obligations under the Guaranty Agreement (or stating any facts to the contrary).

     19. This Guaranty Agreement shall inure to the benefit of and bind the heirs, legal representatives, administrators, executors, successors, and assigns of Lender and of Guarantor.

     20. Guarantor hereby agrees that:

         a. The execution and delivery to Lender of this Guaranty Agreement of the accrual of a claim hereunder in favor of Lender shall be deemed to have caused an event to occur in the State of New Jersey, bringing Guarantor within the jurisdiction of the state and federal courts in the State of New Jersey, and Guarantor further hereby agrees to and, as a separate and independent covenant, does hereby submit to the jurisdiction of the state and federal courts in the State of New Jersey; and

         b. This Guaranty Agreement is made in the State of New Jersey and the provisions hereof shall be construed and enforced in accordance with the laws of the State of New Jersey (irrespective of its conflicts of laws rules) and, to the extent that federal law may preempt the applicability of state laws, federal law.

     21. Except as provided in any other written agreement at any time hereafter in force between Lender and Guarantor, this Guaranty Agreement shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lender unless expressed herein.

     22. Notwithstanding anything in this Guaranty Agreement to the contrary, it is agreed that this is a fully "collateralized" guaranty.

     THE UNDERSIGNED GUARANTOR ACKNOWLEDGES THAT HE WAS AFFORDED THE OPPORTUNITY TO READ THIS DOCUMENT CAREFULLY AND TO REVIEW IT WITH AN ATTORNEY OF HIS CHOICE BEFORE SIGNING IT. THE UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD THE MEANING AND EFFECT OF THIS DOCUMENT, INCLUDING BUT NOT LIMITED TO ALL WAIVERS CONTAINED HEREIN, BEFORE SIGNING IT.

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     IN WITNESS WHEREOF, the parties have executed this Guaranty Agreement as of the day and year first above written.



WITNESS:                                    "GUARANTOR"


/s/ Debra A. Santa Lucia                    /s/ Peter J. Salzano
------------------------                    ------------------------------------
Signature                                   Peter J. Salzano


Debra A. Santa Lucia                        Address:
--------------------                        74 Jesse Court
Print Name                                  Montville, NJ  07045



ATTEST                                      "LENDER"

                                            VDC COMMUNICATIONS, INC.

/s/ Louis D. Frost                          By:      /s/ Frederick A. Moran
--------------------                           ---------------------------------
Signature                                            Frederick A. Moran
                                                     Chief Executive Officer

Louis D. Frost                              Address:
--------------------                        75 Holly Hill Lane
Print Name                                  Greenwich, CT  06830


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